                                  SCHEDULE 14A
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           NEW ERA OF NETWORKS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  [NEON LOGO]

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 1999

                             ---------------------

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of New Era of Networks, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 15, 1999 at 2:00 p.m., local time, at the Marriott Financial Center, 85 West Street, New York, New York, for the following purposes:

          1. To elect two Class II directors to serve for terms of three years and until their successors are duly elected and qualified.

          2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 45,000,000 to 200,000,000.

          3. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending December 31, 1999.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record of the Company's Common Stock at the close of business on April 30, 1999, the record date, are entitled to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                            By the Order of the Board of
                                            Directors
                                            of New Era of Networks, Inc.
                                            /s/ LEONARD M. GOLDSTEIN


                                            LEONARD M. GOLDSTEIN

                                            Senior Vice President, Senior
                                            Counsel
                                            and Secretary

Englewood, Colorado
May 10, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                  [NEON LOGO]

                             ---------------------


                                PROXY STATEMENT

                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

     This Proxy Statement is being furnished to holders of common stock, par value $0.0001 per share (the "Common Stock"), of New Era of Networks, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 15, 1999 at 2:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes of considering and acting upon the matters set forth herein.

     The Annual Meeting will be held at the Marriott Financial Center, 85 West Street, New York, New York. The telephone number of the Marriott Financial Center is (212) 385-4900. The Company's headquarters are located at 7400 East Orchard Road, Englewood, Colorado 80111. The Company's telephone number is (303) 694-3933.

     This Proxy statement and the accompanying form of proxy card are first being mailed on or about May 10, 1999, together with the Company's 1998 Annual Report to Stockholders, to all holders of Common Stock entitled to vote at the Annual Meeting.

VOTING AT THE ANNUAL MEETING; RECORD DATE


     Only holders of record of the Company's Common Stock at the close of business on April 30, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 30,985,510 shares of the Company's Common Stock outstanding. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Share Ownership by Principal Stockholders and Management."


QUORUM; REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve the amendment to the Company's Certificate of Incorporation. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. However, broker non-votes are not deemed to be "votes cast." As a result, broker non-votes are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. However, with respect to the proposed amendment to the Company's Certificate of Incorporation, abstentions and broker non-votes will have the same effect as negative votes. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to New Era of Networks, Inc., 7400 East Orchard Road, Englewood, Colorado 80111, Attention: Secretary.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of the Company's Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 2000 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than January 11, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of the stockholders. To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or other person so authorized pursuant to the Company's Bylaws, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (3) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his or her intent to bring such business before such meeting.

     To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the Company not less than 90 days prior to the meeting; provided, however, that in the case of a meeting called by or on behalf of the Board of Directors of the Company where prior notice, or public disclosure, of the meeting has not been given or made at least 100 days prior to such meeting, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the Secretary shall set forth: (1) the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice; (3) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (4) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors and (5) if applicable, the consent of each nominee to serve as director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedures. All notices of proposals by stockholders, whether or not included in the Company's proxy materials should be sent to New Era of Networks, Inc., 7400 East Orchard Road, Englewood, Colorado 80111, Attention: Secretary.

                                 PROPOSAL NO. 1


                             ELECTION OF DIRECTORS

GENERAL


     The Company's Board of Directors is currently comprised of seven members who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. James Reep, a director of the Company since 1996, died in April 1999. The Company has reduced the authorized number of directors to seven and has reduced the authorized number of Class II directors from three to two.


NOMINEES FOR CLASS II DIRECTORS


     Two Class II directors are to be elected at the Annual Meeting for three-year terms ending on the date of the annual stockholder's meeting in 2002. The Board of Directors has nominated Joseph E. Kasputys and Harold A. Piskiel for re-election as Class II directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the election of Mr. Kasputys and Mr. Piskiel. The Company expects that Mr. Kasputys and Mr. Piskiel will accept such nomination; however, in the event that Mr. Kasputys or Mr. Piskiel are unable or decline to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors to fill the vacancy. The term of office of the persons elected as directors will continue until such directors' terms expire in 2002 or until such directors' successors have been elected and qualified.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING NOMINEE AND OTHER DIRECTORS

     Set forth below is certain information regarding the nominees for Class II directors and each other director of the Company whose term of office continues after the Annual Meeting.

           NOMINEES FOR CLASS II DIRECTORS FOR TERMS EXPIRING IN 2002


NAME                                   AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                                   ---        --------------------------------------------
Joseph E. Kasputys...................  62    Chairman, President and Chief Executive Officer of
                                             Primark Corporation. Mr. Kasputys has served as a
                                             director of the Company since July 1998. Since 1988,
                                             Mr. Kasputys has served as Chairman, President and
                                             Chief Executive Officer of Primark Corporation. He
                                             currently serves as a director of Lifeline Systems. Mr.
                                             Kasputys holds a B.A. degree from Brooklyn College and
                                             an M.B.A. degree from the Harvard Graduate School of
                                             Business.
Harold A. Piskiel....................  52    Executive Vice President, Chief Technology Officer of
                                             the Company. Mr. Piskiel has served as Executive Vice
                                             President, Chief Technology Officer and a Director of
                                             the Company since joining the Company in March 1995.
                                             From 1993 to 1995, Mr. Piskiel served as the Chief
                                             Architect and Project Manager for the Information
                                             Technology Division of Merrill Lynch & Co. From 1984 to
                                             1993, Mr. Piskiel served as Vice President of Data
                                             Administration and Distribution Architecture at
                                             Goldman, Sachs & Co. Mr. Piskiel holds a B.A. degree
                                             from Long Island University.


             INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2000

NAME                                   AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                                   ---        --------------------------------------------
George F. (Rick) Adam, Jr............  52    Chairman of the Board of Directors and Chief Executive
                                             Officer of the Company. Mr. Adam has served as Chairman
                                             of the Board, Chief Executive Officer, President and a
                                             Director of the Company since founding the Company in
                                             June 1993. From 1987 to 1993, Mr. Adam was a General
                                             Partner of Goldman, Sachs & Co. and served as the Chief
                                             Information Technology Officer. From 1980 to 1987, Mr.
                                             Adam was Chief Information Officer and Vice President
                                             of Personnel for Baxter Health Care Corporation. Mr.
                                             Adam received a B.S. degree from the U.S. Military
                                             Academy, West Point, New York and an M.B.A. degree from
                                             Florida State University.
Steven Lazarus.......................  67    Venture Capitalist. Mr. Lazarus has served as a
                                             Director of the Company since April 1995. Since 1986,
                                             Mr. Lazarus has served as a senior principal of various
                                             venture capital funds associated with ARCH Venture,
                                             including President and Chief Executive Officer of ARCH
                                             Development Corporation and Managing Director of ARCH
                                             Venture Partners. From 1986 to 1994, Mr. Lazarus served
                                             as the Associate Dean of the Graduate School of
                                             Business of the University of Chicago. He currently
                                             serves as a director of Amgen, Primark, Nanophase
                                             Technologies and Illinois Superconductor. Mr. Lazarus
                                             holds a B.A. degree from Dartmouth College and an
                                             M.B.A. degree from the Harvard Graduate School of
                                             Business.

            INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2001

NAME                                   AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                                   ---        --------------------------------------------
Patrick J. Fortune...................  51    President and Chief Operating Officer of the Company.
                                             Dr. Fortune has served as a Director of the Company
                                             since February 1998. Since April 1999, Dr. Fortune has
                                             been President and Chief Operating Officer of the
                                             Company. From October 1995 to April 1999 he served as
                                             Vice President, Information Technology, and Chief
                                             Information Officer for Monsanto Company. From
                                             September 1994 to September 1995, Dr. Fortune served as
                                             President and Chief Operating Officer of Coram
                                             Healthcare Corporation in Colorado. From December 1991
                                             to August 1994, Dr. Fortune was Vice President,
                                             Information Management, at Bristol-Myers Squibb. He
                                             currently serves as a director of Parexel International
                                             Corporation. Dr. Fortune holds a B.A. degree from the
                                             University of Wisconsin, an M.B.A. degree from
                                             Northwestern University and a Ph.D. in physical
                                             chemistry from the University of Wisconsin.
Mark L. Gordon.......................  48    Attorney at Law. Mr. Gordon has served as a Director of
                                             the Company since the Company's inception. Since 1979,
                                             Mr. Gordon has been a partner in the law firm of Gordon
                                             & Glickson PC, directing the firm's information
                                             communications and technology practice. Mr. Gordon
                                             holds a B.A. degree from the University of Michigan and
                                             a J.D. degree from the Northwestern University School
                                             of Law.
Elisabeth W. Ireland.................  41    Partner, The Hamilton Companies. Ms. Ireland has served
                                             as a Director of the Company since January 1998. Since
                                             January 1994, Ms. Ireland has been a partner with The
                                             Hamilton Companies, an investment partnership. From
                                             1988 to 1994, Ms. Ireland was a private investor and
                                             consultant. From 1986 to 1988, Ms. Ireland was Director
                                             of Marketing and Sales for Bloomberg L.P., a financial
                                             information service. Ms. Ireland holds an A.B. degree
                                             from Smith College and an M.B.A. degree from The
                                             Wharton School at the University of Pennsylvania.

BOARD MEETINGS AND COMMITTEES


     The Board of Directors held a total of eight meetings (including regularly scheduled and special meetings) during fiscal 1998. During the last fiscal year, no incumbent director while a member of the Board of Directors, attended or participated in fewer than 75% of the aggregate of (1) the total number of meetings and actions of the Board of Directors and (2) the total number of meetings held by all committees on which such director served.


     The Board of Directors of the Company has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.


     The Audit Committee, which currently consists of Ms. Ireland and Dr. Fortune, is responsible for (1) recommending engagement of the Company's independent auditors, (2) approving the services performed by such auditors, (3) consulting with such auditors and reviewing with them the results of their examination, (4) reviewing and approving any material accounting policy changes affecting the Company's operating results, (5) reviewing the Company's control procedures and personnel, and (6) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held two meetings during fiscal 1998.

     The Compensation Committee, which currently consists of Messrs. Lazarus and Gordon, is responsible for (1) reviewing and approving the compensation and benefits for the Company's officers and other employees, (2) administering the Company's stock purchase and stock option plans, and (3) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1998. Neither Mr. Lazarus nor Mr. Gordon is an officer or employee of the Company.

     The Nominating Committee, which currently consists of Messrs. Lazarus and Adam (1) recommends candidates to fill vacancies on the Board of Directors and a slate of directors for election at the Annual Meeting, (2) evaluates the size and composition of the Board of Directors, and recommends criteria for the selection of persons to the Board of Directors, and (3) periodically reviews and makes recommendations to the Board of Directors with respect to the Company's overall compensation programs for directors.

COMPENSATION OF DIRECTORS

     In fiscal year 1998, each non-employee director received $1,000 per meeting, plus all expenses associated with attendance at Board of Directors meetings, as their sole cash remuneration. In addition, non-employee directors participate in the Company's 1997 Director Option Plan (the "Director Plan").

     The Board of Directors adopted and the stockholders of the Company approved the 1997 Director Plan in June 1997 to provide for the automatic grant to non-employee directors of the Company of options to purchase shares of Common Stock. The Director Plan is administered by the Board of Directors, unless the Board delegates administration to a committee. An aggregate of 200,000 shares of Common Stock has been reserved for issuance under the Director Plan, subject to adjustment in the event of certain capital changes. Each non-employee director is automatically granted an option to purchase 33,332 shares on the date such person first becomes a non-employee director. In addition, each non-employee director is automatically granted an option to purchase 10,000 shares for each subsequent year of service, on the day following the annual stockholder meeting.

     Options granted under the Director Plan expire ten years after the date of grant unless terminated sooner upon termination of optionee's status as a director or otherwise pursuant to the Director Plan, and have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. Initial options granted under the Director Plan become exercisable cumulatively over a three-year period as to one-third of the shares subject to the option on each anniversary of the grant date, provided the optionee continues to serve as a director. Each annual grant under the Director Plan becomes exercisable in full on the third anniversary of the grant date, provided the optionee continues to serve as a director. In the event of any change in control of the Company, as defined in the Director Plan, outstanding options under the Director Plan must be assumed (or an equivalent option substituted) by the successor corporation, or the options shall become exercisable in full for at least 15 days after notice of the change of control is given by the Company to the optionee. In addition, if within one year following such a change in control a director shall involuntarily cease to be a director, such director shall be entitled to option vesting through the date of termination as a director plus one additional year thereafter.


     In January, February and July 1998, the Company granted each of Ms. Ireland, Dr. Fortune and Mr. Kasputys, respectively, options to purchase 33,332 shares of Common Stock under the Director Plan at exercise prices of $4.94, $8.25 and $19.25 per share, respectively. In January 1998, Mr. Lazarus was granted options, pursuant to the Amended and Restated 1995 Stock Option Plan, to purchase 36,666 shares of Common Stock at an exercise price of $6.28. In May 1998, the Company granted each of Mr. Lazarus, Mr. Gordon, Ms. Ireland, Dr. Fortune and Mr. Reep options to purchase 10,000 shares of Common Stock under the Director Plan at an exercise price of $12.31 per share.


REQUIRED VOTE


     The two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

                                 PROPOSAL NO. 2


           APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 45,000,000 to 200,000,000 (the "Amendment"). Accordingly, the Board of Directors has unanimously approved the Amendment and hereby solicits the approval of the Company's stockholders of the Amendment. If the Amendment is adopted by the stockholders, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form attached hereto as Exhibit A, with the Secretary of State of the State of Delaware.


     As of April 15, 1999, the Company had 45,000,000 authorized shares of Common Stock. Of this authorized number, 30,923,203 shares were outstanding and an additional 7,117,511 shares were reserved for issuance under the Company's equity compensation plans, leaving 6,959,286 shares unreserved, unissued and available for issuance.


PURPOSE AND EFFECT OF THE AMENDMENT

     The principal purpose of the proposal to authorize additional shares of Common Stock is to provide the Company with the flexibility to issue Common Stock for a variety of proper corporate purposes which the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or Nasdaq rule. These purposes include, among other things, raising equity capital, adopting additional equity incentive plans or reserving additional shares for issuance under such plans, making acquisitions through the use of stock and declaring stock dividends or distributions. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. The Board of Directors has no present agreement, arrangement or intention to issue any of the additional shares for which approval is sought. However, if these situations were to arise, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share and a stockholder's percentage voting power in the Company.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company without further action by the stockholders (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer). The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock will be required to approve this Amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 3


              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999, and has determined that it would be desirable to request that the stockholders ratify such appointment.

     Arthur Andersen LLP has audited the Company's financial statements since the Company's inception. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

     Although stockholder approval is not required for the appointment of Arthur Andersen LLP since the Board of Directors has the responsibility of selecting auditors, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Arthur Andersen LLP, the Board of Directors will reconsider its appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 1999.

                         BENEFICIAL SHARE OWNERSHIP BY
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT


     The following table sets forth certain information concerning the beneficial ownership of Common Stock of the Company as of April 15, 1999 for the following: (1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (2) each of the Company's directors; (3) each of the officers named in the Summary Compensation Table on page 12 hereof; and (4) all directors and executive officers of the Company as a group.


                                                                 SHARES       PERCENTAGE
                                                              BENEFICIALLY   BENEFICIALLY
5% STOCKHOLDERS, DIRECTORS AND OFFICERS(1)                      OWNED(2)        OWNED
------------------------------------------                    ------------   ------------
George F. (Rick) Adam, Jr.(3)...............................   5,018,435         16.3%
Putnam Investments, Inc.(4).................................   2,847,410          9.2%
Pilgrim Baxter & Associates, Ltd.(5)........................   2,752,000          8.9%
DIRECTORS
Patrick J. Fortune(6).......................................      14,443        *
Mark L. Gordon(7)...........................................      35,666        *
Elisabeth W. Ireland(8).....................................      28,909        *
Joseph E. Kasputys(9).......................................           0        *
Steven Lazarus(10)..........................................     537,871          1.7%
Harold A. Piskiel(11).......................................     344,998          1.1%
James Reep(12)..............................................      31,666        *
EXECUTIVE OFFICERS
Frank A. Russo(13)..........................................      98,624        *
Robert I. Theis(14).........................................      90,766        *
Stephen E. Webb(15).........................................      63,452        *
All directors and executive officers as a group (18
  persons)(16)..............................................   5,930,796         18.7%

---------------

  *  Less than 1%.


 (1) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act. Unless otherwise indicated, the address of each of the individuals or entities named above is: c/o New Era of Networks, Inc., 7400 East Orchard Road, Englewood, Colorado 80111.


 (2) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days of April 15, 1999 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (3) Mr. Adam is also Chairman of the Board and Chief Executive Officer of the Company. Includes 65,982 shares of the Common Stock held in the name of Adam's Investments I, LLLP, George F. Adam, III; 65,982 shares of Common Stock held in the name of Adam's Investments II, LLLP, John C. Adam; 30,604 shares of Common Stock held in the name of Adam's Investments III, LLLP, George F. Adam, Jr., Trustee for Gregory S. Adam; 30,604 shares of Common Stock held in the name of Adam's Investments IV, LLLP, George F. Adam, Jr., Trustee for Rebecca Adam; 1,000 shares of Common Stock held in the name of Adam's Investments V, LLLP, George F. Adam, Jr. Trustee for Naomi Adam; and 36,000 shares of Common Stock held in the name of the Adam Family Foundation, George F. Adam, Jr., Trustee. Also includes 3,667 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 1999.

 (4) The address of Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109.

 (5) The address of Pilgrim Baxter & Associates, Ltd. is 825 Puportail Road, Wayne, PA 19087.

 (6) Dr. Fortune is also President and Chief Operating Officer of the Company. Includes 14,443 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 1999.

 (7) Includes 2,000 shares held by Mark L. Gordon, Trustee of the Mark L. Gordon Trust. Also includes 31,666 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 15,1999.

 (8) Includes 14,443 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 1999.

 (9) Mr. Kasputys joined the Board of Directors in July 1998. Mr. Kasputys owns no Common Stock and is not yet vested in any stock options.


(10) Includes 474,918 shares of Common Stock registered in the name of ARCH Venture Fund II, L.P., a limited partnership of which Mr. Lazarus is a general partner. Also includes 10,850 shares held in The Lazarus Gift Trust dated 8/13/93, F/B/O Arlene Lazarus. Also includes 31,665 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 1999.


(11) Mr. Piskiel is also Executive Vice President, Chief Technology Officer of the Company. Includes 144,332 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of April 15, 1999.

(12) Includes 31,666 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of April 15, 1999.

(13) Includes 16,706 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 1999.

(14) Includes 29,126 shares of Common Stock issuable upon the exercise of stock option exercisable within 60 days of April 15, 1999.

(15) Includes 52,002 shares of Common Stock issuable upon the exercise of stock option exercisable within 60 days of April 15, 1999.

(16) Includes 369,095 shares of Common Stock issuable upon the exercise of stock option exercisable within 60 days of April 15, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee currently consists of Messrs. Lazarus and Gordon. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers during the last fiscal year (the "Named Officers") for services rendered to the Company in all capacities during the last three fiscal years.


                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                              ANNUAL COMPENSATION       AWARDS
                                                             ---------------------   ------------
                                                                                      SECURITIES
                                                    FISCAL    SALARY       BONUS      UNDERLYING
NAME AND PRINCIPAL POSITION                          YEAR     ($)(1)        ($)       OPTIONS(#)
---------------------------                         ------   --------     --------   ------------
George F. (Rick) Adam, Jr. .......................   1998    $205,000           --      20,000
  Chairman of the Board and                          1997     162,500           --      22,000
  Chief Executive Officer                            1996     140,000     $ 40,000          --
Harold A. Piskiel.................................   1998     175,000       20,340      40,000
  Executive Vice President                           1997     152,500           --      26,000
  Chief Technology Officer                           1996     140,000           --      53,332
Frank A. Russo, Jr. ..............................   1998     250,868(2)   129,959      40,000
  President, North American Sales                    1997     233,362           --      60,550
  and Field Operations                               1996     118,921           --      93,864
Robert I. Theis...................................   1998     181,768(3)    75,092      80,000
  Senior Vice President                              1997     142,500           --      26,000
  Chief Marketing Officer                            1996          --           --     173,332
Stephen E. Webb...................................   1998     157,500        4,000      20,000
  Senior Vice President and                          1997     139,167       45,079      22,000
  Chief Financial Officer                            1996       1,000           --     136,000


---------------

(1) These amounts reflect salary paid for the full fiscal year 1998.

(2) Includes $90,868 of commissions.

(3) Includes $22,185 of commissions.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth, as to the Named Officers, information concerning stock options granted during the fiscal year ended December 31, 1998.


                                                  INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE VALUE
                                  --------------------------------------------------    AT ASSUMED ANNUAL RATES
                                                PERCENT OF                                         OF
                                  NUMBER OF    TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                                  SECURITIES    GRANTED TO                                        FOR
                                  UNDERLYING   EMPLOYEES IN                                  OPTION TERM(4)
                                   OPTIONS        FISCAL       EXERCISE   EXPIRATION   --------------------------
NAME                              GRANTED(1)      YEAR(2)       PRICE      DATE(3)         5%             10%
----                              ----------   -------------   --------   ----------   -----------    -----------
George F. (Rick) Adam, Jr. .....    20,000        0.86%        $ 19.525    7/29/03      $107,888       $238,404
Harold A. Piskiel...............    40,000        1.72%           17.75    7/29/03       196,160        433,462
Frank A. Russo, Jr. ............    40,000        1.72%         12.3125    5/15/03       136,069        300,676
Robert I. Theis.................    80,000        3.44%         12.3125    5/15/03       272,137        601,352
Stephen E. Webb.................    20,000        0.86%         12.3125    5/15/03        68,034        150,338

---------------

(1) All options in this table are incentive stock options and were granted under the Amended and Restated 1995 Stock Option Plan and have exercise prices equal to the fair market value on the date of grant. All such options have five-year terms. All options vests over a three-year period at the rate of one-sixth, one-third and one-half at the end of each year from the date of grant.

(2) The Company granted options to purchase 2,327,781 shares of Common Stock to employees and consultants in fiscal 1998.

(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.


(4) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (5 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 28% (at 5% per year) and 61% (at 10% per year). If the price of the Company's Common Stock were to increase at such rates from the price at 1998 fiscal year end ($44 per share) over the next five years, the resulting stock price at 5% and 10% appreciation would be $56.16 and $70.86, respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.


OPTION EXERCISES AND HOLDINGS

     The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 1998 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1998. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1998.

   AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998 YEAR-END OPTION
                                     VALUES


                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES        VALUE      OPTIONS AT FISCAL YEAR END     AT FISCAL YEAR END($)(1)
                              ACQUIRED ON    REALIZED    ---------------------------   ---------------------------
NAME                          EXERCISE(#)      ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   ----------   -----------   -------------   -----------   -------------
George F. (Rick) Adam,
  Jr. ......................        --              --       3,667         38,333      $  136,733     $1,173,092
Harold A. Piskiel...........        --              --     124,331         88,333       5,286,696      2,992,278
Frank A. Russo, Jr. ........    87,248      $1,320,336      10,039         97,127         366,835      3,666,621
Robert I. Theis.............    65,208         837,355      25,790        188,333       1,030,659      6,855,827
Stephen E. Webb.............    24,332          78,507      58,668         95,000       2,314,010      3,566,876


---------------

(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1998 (the last trading day of fiscal
    1998) on the Nasdaq National Market of $44.00 minus the exercise price.

                              CERTAIN TRANSACTIONS

     In October 1998, the Company executed a lease for commercial office space in a building owned by George F. Adam, Jr., the Company's Chairman of the Board and Chief Executive Officer, and his family. The initial lease term is for 10 years at an initial annual rental amount of approximately $911,000 and will commence upon occupancy of the building during 1999. The annual lease rate is subject to two scheduled lease escalations in years six and nine at market rates. The Company believes that the lease was entered into on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of directors Steven Lazarus and Mark L. Gordon, neither of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

     To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION PHILOSOPHY AND POLICIES

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

     - ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

     - ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

     - ensure that current cash and equity incentive opportunities are competitive with comparable companies

ELEMENTS OF COMPENSATION

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the software industry norm. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the Amended and Restated 1995 Stock Option Plan, the 1998 Non Statutory Stock Option Plan (collectively the "Option Plans") and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"), each of which was adopted prior to the Company's initial public offering in June 1997. The Option Plans permit the Board of Directors or the Committee to grant stock options to employees on such terms as the Board of Directors or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

     The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company does not contribute to the 401(k) Plan.

1998 EXECUTIVE COMPENSATION

     Executive compensation for 1998 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive's total compensation at risk based on the Company's overall performance. Executive officers, like other employees, were eligible for option grants under the Option Plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's target base pay level has been analyzed using data for comparable software companies. Mr. Adam receives no other material compensation or benefits not provided to all executive officers.

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 1998 is not expected to exceed the $1 million limit per individual officer.

                                            COMPENSATION COMMITTEE
                                            OF THE BOARD OF DIRECTORS


                                            STEVEN LAZARUS


                                            MARK L. GORDON

                     COMPANY STOCK PRICE PERFORMANCE GRAPH


     The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative return of the Nasdaq Composite Stock Market Index (the "Nasdaq Composite Index") and the Standard & Poors 500 Index (the "S&P 500 Index"). The graph assumes that $100 was invested on June 19, 1997 in the Company's Common Stock, the Nasdaq Composite Index and the S&P 500 Index, including reinvestment of cash dividends. No cash dividends have been declared or paid on the Company's Common Stock. Historic price performance is not indicative of future stock price performance.


                     COMPARISON OF CUMULATIVE TOTAL RETURN

           AMONG NEW ERA OF NETWORKS, INC., THE S&P 500 INDEX AND THE


                             NASDAQ COMPOSITE INDEX


                                                                         NASDAQ
                                                     NEW ERA OF          STOCK
               MEASUREMENT PERIOD                    NETWORKS,           MARKET
             (FISCAL YEAR COVERED)                      INC.             (U.S.)           S&P 500
6/19/97                                                        100               100               100
6/97                                                           138               100                99
9/97                                                           115               117               106
12/97                                                           94               109               109
3/98                                                           200               128               124
6/98                                                           254               131               128
9/98                                                           340               119               116
12/98                                                          733               154               140

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have the discretion to vote the shares they represent in accordance with their own judgment on such matters.

     It is important that your shares be presented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                            THE BOARD OF DIRECTORS

Englewood, Colorado
May 10, 1999

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           NEW ERA OF NETWORKS, INC.

     New Era of Networks, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY as follows:

     FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of ARTICLE FOUR in its present form and substituting therefor a new first paragraph of ARTICLE FOUR in the following form:


     This Corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock and Common Stock. The total number of shares of Common Stock this Corporation shall have the authority to issue is 200,000,000 shares, and shall have a par value of $0.0001 per share ("Common Stock"), and the total number of shares of Preferred Stock this corporation shall have authority to issue is 2,000,000 and shall have a par value of $0.0001 per share and shall be undesignated as to series ("Preferred Stock").


     SECOND: The amendment to the Amended and Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL by (a) the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability and submitting it to the stockholders of the Corporation for their approval, and (b) the stockholders of the Corporation having duly adopted such amendment by vote of the holders of a majority of the outstanding stock entitled to vote thereon at an annual meeting of stockholders called and held upon notice in accordance with Section 222 of the DGCL.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by George F. Adam, Jr., its Chief Executive Officer, and attested by Leonard M. Goldstein,
its Secretary, this      day of                1999.

                                            NEW ERA OF NETWORKS, INC.

                                            By:
                                              ----------------------------------
                                                     George F. Adam, Jr.
                                                   Chief Executive Officer

ATTEST:

------------------------------------------------------
Leonard M. Goldstein
Secretary

                                   Appendix A
                                   ----------

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate you your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

New Era of Networks, Inc.

                                   DETACH HERE

         PROXY

                            NEW ERA OF NETWORKS, INC.

                             7400 EAST ORCHARD ROAD
                               ENGLEWOOD, CO 80111

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints George F. Adam, Jr., Stephen E. Webb and Leonard M. Goldstein each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of New Era of Networks, Inc. (the "Company") held of record by the undersigned on April 30, 1999 at the Annual Meeting of Shareholders to be held on June 15, 1999 and any adjournments thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

         PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   DETACH HERE


[ X ]    PLEASE MARK
         VOTES AS IN
         THIS EXAMPLE.

1.       Election of Directors

         Nominees:    Joseph E. Kasputys and Harold A. Piskiel

                  FOR       WITHHELD

                  [   ]       [   ]

         [  ]
              ------------------------
              For all nominees except as noted above

2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 45,000,000 to 200,000,000.


                  FOR        AGAINST       ABSTAIN

                  [   ]       [   ]         [   ]


3. To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company.


                  FOR        AGAINST       ABSTAIN

                  [   ]       [   ]         [   ]


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [    ]

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:                                  Date:
           -------------------------------        -----------------


Signature:                                  Date:
           -------------------------------        -----------------


                                      -2-